COMPANY NO. 4507                                                     Exhibit 1.3
           -------

                       FRESH CERTIFICATE OF INCORPORATION
                              CONSEQUENT ON CHANGE
                                    OF NAME
                           -------------------------

                  In the Office of the Registrar of Companies,
                    Andhra Pradesh (Under the Companies Act,
                                1956(1 of 1956)

IN THE MATTER OF  Dr. Reddy's Laboratories Private
                ---------------------------------------
                  Limited
                ---------------------------------------

     I hereby certify that Dr. Reddy's Laboratories
                          -----------------------------
Private Limited               which was originally in-
-----------------------------
corporated on   24th   day of  February, 1984  under
             ----------      ------------------
the Companies Act, 1956 and under the name  Dr. Reddy's
                                          -------------
Laboratories Private Limited                 having
--------------------------------------------
duly passed the necessary special resolution on

 2nd  day of  November, 1985    in terms of Sec-
------      --------------------
tion 21 of the Companies Act, 1956 that the name

of the said company in this day changed to
                                           --------------
Dr. Reddy's Laboratories Limited             and this
-------------------------------------------
Certificate is issued pursuant to Section 23(1) of

the said Act.


     Given under my hand at  Hyderabad  this  6th
                           -------------     ------
day of    December       (One thousand nine hun-
       ---------------
dred &   eighty five      )
       ------------------
(15th Agrahayana 1907 Saka)


                                                         /s/ S.P. Tayal  6.12.85
                                                               (S.P. TAYAL)
                                                          REGISTRAR OF COMPANIES
                                                              ANDHRA PRADESH